UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 11, 2004

CYBERONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19806 (Commission file number)	76-0236465 (IRS Employer Identification No.)

Cyberonics Building
100 Cyberonics Boulevard
Houston, Texas 77058
(Address of principal executive offices) (Zip code)

(281) 228-7200
Registrant’s telephone number, including area code:

Item 7.  Financial Statements and Exhibits

(c)	Exhibits

99.1 Press Release of Cyberonics, Inc. dated as of August 11, 2004.

Item 12.  Results of Operations and Financial Condition

     On August 11, 2004, Cyberonics, Inc. (the “Company”) announced financial results for the first quarter ended July 30, 2004 of its fiscal year ending April 29, 2005. The Company also conducted a conference call on August 11, 2004 following the release of financial results for the first quarter ended July 30, 2004. A copy of the Company’s press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s slide presentation referenced in the conference call is available on the Company’s website at http://www.cyberonics.com.

     The information contained in this Item 12 of this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYBERONICS, INC.
/s/ Pamela B. Westbrook
Pamela B. Westbrook
Vice President, Finance and Administration and Chief Financial Officer

Date: August 11, 2004

EXHIBIT LIST

99.1    Press Release of Cyberonics, Inc. dated as of August 11, 2004